Operating loans and long-term debt	12 Months Ended
Dec. 31, 2024
Operating Loans and Long-Term Debt [Abstract]
Operating loans and long-term debt	Operating loans and long-term debt
Accounting policies
Transaction costs related to debt financing or refinancing are deferred and amortized over the life of the associated debt. When our operating loan is undrawn, the related deferred financing costs are recorded in other assets.
Supporting information
Operating loans
As at December 31, 2024, our credit facilities consisted of a $1 billion committed revolving credit facility which matures July 2028, $25 million of uncommitted revolving credit facilities available to our U.S. subsidiaries, a $20 million (£15 million) credit facility dedicated to our European operations, and a $11 million (CAD$15 million) demand line of credit dedicated to our jointly‑owned newsprint operation.
As at December 31, 2024, our revolving credit facilities were undrawn (December 31, 2023 - undrawn) and the associated deferred financing costs of $2 million (December 31, 2023 - $2 million) were recorded in other assets. Interest on the facilities is payable at floating rates based on Prime Rate Advances, Base Rate Advances, Bankers’ Acceptances, or Secured Overnight Financing Rate (“SOFR”) Advances at our option.
In addition, we have credit facilities totalling $130 million (December 31, 2023 - $133 million) dedicated to letters of credit. Letters of credit in the amount of $36 million (December 31, 2023 - $43 million) were supported by these facilities.
All debt is unsecured except the $11 million (CAD$15 million) jointly-owned newsprint operation demand line of credit, which is secured by that joint operation’s current assets.
As at December 31, 2024, we were in compliance with the requirements of our credit facilities.
Long-term debt

	December 31,	December 31,
As at	2024	2023
Senior notes due October 2024; interest at 4.35%	$—	$300
Term loan due July 2025; floating interest rate	200	200
	200	500
Less: deferred financing costs	—	(1)
Less: current portion	(200)	(300)
	$—	$199
On October 15, 2024, we repaid the principal and accrued interest on our $300 million senior notes on maturity with cash on hand.
Required principal repayments are disclosed in note 23.
Interest rate swap contracts
We have interest rate swap contracts that have the effect of fixing the interest rate on the $200 million term loan disclosed in the long-term debt table above. In January 2024, these interest rate swaps were amended to extend their maturity from August 2024 to July 2025. Following this amendment, the weighted average fixed interest rate payable under the contract was 2.61% (previously 0.91%).
The interest rate swap contracts are accounted for as a derivative, with the changes in their fair value included in other income or expense in our consolidated statements of earnings. For the year ended December 31, 2024, a loss of $4 million (year ended December 31, 2023 - a loss of $6 million) was recognized in relation to the interest rate swap contracts. The fair value of the interest rate swap contracts at December 31, 2024 was an asset of $2 million (December 31, 2023 - asset of $6 million).